UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2010

Aeroflex Incorporated

(Exact name of registrant as specified in charter)

Delaware	000-02324	11-1974412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 South Service Road

Plainview, New York  11803

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (516) 694-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 7, 2010, Aeroflex Holding Corp., the parent company of Aeroflex Incorporated, issued a press release announcing that it filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission relating to a proposed initial public offering of its common stock.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this Current Report pursuant to Item 8.01.

(d) Exhibits

Exhibit 99.1: Press Release dated April 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

	By:	/s/ John Adamovich, Jr.
		Name:	John Adamovich, Jr.
		Title:	Senior Vice President and Chief Financial Officer

Dated: April 7, 2010